Q3 2021 RESULTS Exhibit 99.2

Disclaimer Forward-Looking Statements Certain statements made in this presentation may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, WeWork’s ability to refinance, extend, restructure or repay near and intermediate term debt; its indebtedness; its ability to raise capital through equity issuances, asset sales or the incurrence of new debt; retail and credit market conditions; impairments; its liquidity demand; changes in general economic conditions, including as a result of the COVID-19 pandemic; delays in customers and prospective customers returning to the office and taking occupancy as a result of the COVID-19 pandemic and the emergence of the Delta variant leading to a parallel delay in receiving the corresponding revenue; and WeWork's inability to implement its business plan or meet or exceed its financial projections. Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. WeWork may update that discussion in its periodic reports or otherwise as required by law, but otherwise takes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise. Use of Data This presentation contains information concerning WeWork's solutions and WeWork's industry, including market size and growth rates of the markets in which WeWork participates, that are based on industry surveys and publications or other publicly available information, other third-party survey data and research reports commissioned by WeWork and its internal sources. This information involves many assumptions and limitations, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as to the reasonableness of the assumptions made by third parties within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. WeWork has not independently verified this third-party information. Similarly, other third-party survey data and research reports commissioned by WeWork, while believed by WeWork to be reliable, are based on limited sample sizes and have not been independently verified by WeWork. In addition, projections, assumptions, estimates, goals, targets, plans and trends of the future performance of the industry in which WeWork operates, and its future performance, are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by WeWork. WeWork assumes no obligation to update the information in this presentation. Use of Non-GAAP Financial Metrics This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), including Adjusted EBITDA and Free Cash Flow (including on a forward-looking basis). These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net loss or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these measures may not be comparable to similarly titled measures used by other companies, which may be defined and calculated differently. WeWork believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about WeWork. WeWork's management uses forward-looking non-GAAP measures to evaluate WeWork's projected financials and operating performance. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. India, China and Israel This presentation includes operating metrics (including number of locations, desks, and memberships) relating to WeWork's investments and operations in China and India, which are not consolidated. Therefore, the results of WeWork's operations in China and India are not reflected in the WeWork financial statements and projections set forth in this presentation on a line-by-line basis, as such operations are not conducted through consolidated subsidiaries or controlling interests of WeWork. In June 2021, we closed a franchise agreement and transferred the building operations and obligations of our Israel locations to the franchisee. Israel results of operations have been included through May 2021, and excluded from subsequent projections. Unless otherwise explicitly specified in this presentation, India and China and Israel related metrics are excluded from all calculations. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of WeWork and other companies, which are the property of their respective owners.

Our core values guide everything we do Our Core Values Members Employees Shareholders Landlords Service Providers Our Core Constituents

Global footprint 764 LOCATIONS 546k PHYSICAL MEMBERSHIPS 932k DESKS 631 LOCATIONS 432k PHYSICAL MEMBERSHIPS 766k DESKS Global Consolidated Wholly-owned Unconsolidated Franchises Consolidated JVs LatAm USC China India EMEA Pacific Japan Israel Note: Metrics presented as of September 2021. Effective upon close of the Latin America joint venture transaction, which occurred in September 2021, LatAm is considered a consolidated JV. LatAm JV includes Mexico, Brazil, Colombia, Argentina, and Chile; Peru and Costa Rica remain wholly-owned. Israel was deconsolidated beginning June 2021. WeWork’s flexible workspace solution is disrupting the traditional real estate model on a global scale 32k ALL ACCESS 32k ALL ACCESS

WeWork's opportunity

WeWork's scale and innovation is expected to continue leading the flexible workspace market

Space-as-a-Service

- WeWork branded, managed, and operated space provided through existing WeWork leased space, joint ventures, franchises, management agreements
- Also includes third-party or partner space managed / operated by WeWork + WeWork Workplace technology

- Provides flexibility of space, time, and portability of cost, as companies demand turnkey solutions
- Membership base and occupancy projected to normalize to historical levels
- By year-end 2022, we anticipate growing our footprint by ~60k desks, from ~766k desks as of Q3 2021

Access

- On Demand and All Access monthly subscription enables users to choose when, where, and how they work:
  - All Access: monthly subscription to WeWork spaces around the world
  - On Demand: pay-as-you-go model for non-members

- 38,000 All Access memberships as of October 2021[1]
- High margin business leverages WeWork's physical footprint and increases monetization of existing space

WeWork Workplace

- Turnkey solution that enables companies and their employees to seamlessly embrace hybrid and flexible work models
- Leverages the experience management software that WeWork has built to manage and analyze its own space

- High margin, recurring SaaS product revenue
- Multiple partnerships in flight, with commercial expansion planned in 2022

1. 38k All Access memberships includes 4k other legacy memberships. October figures are preliminary and subject to change.

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Flexible space is where Retail was at the turn of the century

Like e-Commerce in the early 2000s, flexible space is expected to reach critical mass over the next decade

U.S. Flexible Workspace Penetration as % of 3.5B office supply RSF[1][2]

Estimated flex space penetration rates have greatly accelerated due to COVID-19



1%
4%
6%
11%
21%
33%
2%(1)
30%(2)
22%(1)
13%(1)
7%(1)
2000
2010
2020
2030
E-Commerce as % of retail sales in the U.S.(3)
Pre-COVID (Low)
Pre-COVID (Mid)
Pre-COVID (High)
Post-COVID

1. CBRE "Let's Talk About Flex" (2019). Reflects growth of U.S. Rentable Square Footage from year-end 2019 to 2030E.
2. JLL "The impact of COVID-19 on flexible space" (2020).
3. Digital Commerce 360 and U.S. Commerce Dept. In-store sales factor out the sale of items not normally purchased online, such as fuel, automobiles and sales in bars and restaurants. 2021-2030 projections based FTI Consulting "2021 Online Retail Forecast Report."

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© 2021 WeWork. Confidential.

Q3 sales performance 9.3m square feet sold(1) 21 mo. average commitment length 49% enterprise as a % of physical memberships 60% physical occupancy including sold memberships(2) 32k All Access memberships(3) Consolidated operations Note: See “Terms and Definitions” pages for definitions of gross desk sales, enterprise as % of physical memberships, physical occupancy including sold memberships, and All Access memberships. Assuming 60 square feet per desk sold. Includes an incremental 30k net memberships that have been sold and are under contract to move-in in a future period, or move out within the next two months. 32k All Access memberships includes 4k other legacy memberships. 155k gross desk sales

October sales performance 2.7m square feet sold(1) 21 mo. average commitment length 48% enterprise as a % of physical memberships Consolidated operations 45k gross desk sales 61% physical occupancy including sold memberships(2) 38k All Access memberships(3) Note: See “Terms and Definitions” pages for definitions of gross desk sales, enterprise as % of physical memberships, physical occupancy including sold memberships, and All Access memberships. October figures are preliminary and subject to change. Assuming 60 square feet per desk sold. Includes an incremental 18k net memberships that have been sold and are under contract to move-in in a future period, or move out within the next two months. 38k All Access memberships includes 4k other legacy memberships.

Market overview Please refer to "Market Share Methodology and Sources" for additional information on methodology and sources. WeWork leasing activity based on total new desks sold and renewed in each market multiplied by 60 rentable square feet per desk. WeWork's Q3 equivalent percent of traditional leasing activity divided by estimated percent of office stock. Based on Q3’21 leasing activity(2) Market WeWork as a % of Market Stock(1) Q3 Market Leasing Activity (sq. ft.)(1) Q2 WeWork Leasing Activity (sq. ft.)(2) Q3 WeWork Leasing Activity (sq. ft.)(2) Equivalent % of Q3 Traditional Leasing Activity(2) WeWork Leasing as a Multiple of Market Stock(3) Boston ~2% 1,440k 170k 330k 23% 13x London ~1% 2,800k 730k 1,000k 37% 26x New York ~1% 5,300k 1,000k 1,000k 20% 13x Paris ~1% 2,300k 250k 290k 13% 20x Miami ~1% 780k 180k 100k 12% 20x San Francisco ~0.5% 2,600k 170k 210k 8% 16x Los Angeles ~0.1% 4,900k 450k 360k 7% 64x October Market Occupancy(4) 55% 55% 63% 66% 91% 63% 53%

Q3 2021 Financial results

	Q2 2021	Q3 2021
Revenue	$593M	$661M
Adjusted EBITDA	($449M)	($356M)
Operating Cash Flow	($618M)	($380M)
Free Cash Flow	($649M)	($430M)
Cash & Cash Equivalents	$1.6B[1]	$1.2B[2]
Pro Forma Cash & Cash Equivalents	-	$2.3B[3]

Note: See "Terms and Definitions" pages for definitions of Adjusted EBITDA and Free Cash Flow, which are both Non-GAAP measures. **Reconciliations of GAAP to non-GAAP metrics can also be found at the end of this presentation.**

1. Represents cash & cash equivalents as of 6/30/2021. Includes $844 million of available cash on hand and $750 million currently available under WeWork's Senior Secured Notes facility.
2. Represents cash & cash equivalents as of 9/30/2021. Includes $477 million of available cash on hand and $750 million available under the $1.1 billion in SoftBank Senior Secured Notes.
3. Represents cash & cash equivalents as of 9/30/2021, pro forma for the closing of the business combination with BowX Acquisition Corp. Includes $477 million of available cash on hand as of 9/30/2021, $1,209 million of net cash from the de-SPAC transaction, $550 million available under WeWork's Senior Secured Notes facility, repayment of the $350 million secured commercial paper facility, and $450 million of unused LC capacity as of closing of the business combination with BowX.

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Ownership and capitalization overview

Ownership at closing[1]



BowX Public Shares, 4.6%
BowX Founder Shares, 1.3%
C&W Backstop Shares, 2.1%
PIPE Shares, 11.2%
WeWork Stockholders, 80.8%
SoftBank Group affiliates: 44.7%
SoftBank Vision Fund affiliates: 11.3%
Adam Neumann & affiliated entities: 10.9%
All Other WeWork Stockholders: 13.9%

Final transaction terms

- $1,283m total gross cash proceeds
  - $800m PIPE proceeds
  - $333m SPAC trust proceeds
  - $150m Cushman & Wakefield backstop investment

Share count at closing

- 716 million shares outstanding[2]
- 793 million fully diluted shares outstanding[3]

Note: Please refer to the "Beneficial Ownership of Securities" section and Exhibit 99.2 in the Super 8-K filed 10/27/21 for further detail.

1. Ownership percentages based on 716M outstanding shares only; excludes the impact of outstanding stock options, restricted stock units and common stock warrants
2. Includes 20m Class C common shares
3. Includes 716 million total shares outstanding and 77 million stock options, restricted stock units and common stock warrants

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Post de-SPAC liquidity update

Summary pro forma capitalization table ($M)

Cash as of 9/30/21	$477
Net transaction proceeds	$1,209
Repayment of secured CP facility	($350)
Pro forma cash	$1,336
Senior notes	$669
Senior unsecured notes	$2,200
Subsidiary debt	$33
Pro forma funded debt	$2,902
Pro forma net funded debt	$1,566
Pro forma LC facility	$1,300



$477M
$750M
$1,227M
$259M
$800M
$150M
($750M)
$550M
($350M)
$1,886M
$450M
$2,336M
Cash as of 9/30/21
Available on $1.1B Sr. Secured Notes Facility (1)
Cash & Unfunded Cash Commitments as of 9/30/21
SPAC Trust Proceeds Net of Transaction Fees and Expenses
PIPE Proceeds
Cushman & Wakefield Investment Proceeds
Reduction of $1.1B Sr. Secured Notes Facility
New $550M Sr. Secured Notes Facility
Repayment of $350M Secured CP Facility
Pro Forma Cash and Commitments
Unused LC Capacity (2)
Pro Forma Cash and Commitments Incl. Unused LC Capacity

1. Reflects $750 million currently available under the $1.1 billion in SoftBank Senior Secured Notes. In the event that the Company elects to repay the $350 million currently outstanding under its LC Debt Facility, $1.1B would be available under the SoftBank Senior Secured Notes.
2. $450 million letter of credit capacity available as of 09/30/21 pro forma for the business combination with BowX and repayment of the $350 million secured CP facility.

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As of Q3'21, Consolidated includes all regions with WeWork locations outside of China, India and Israel China was included in Consolidated KPIs through Q3'20 Israel was included in Consolidated KPIs through Q1'21 Key performance indicators China included in Consolidated through Q3’20 Israel included in Consolidated through Q1’21 Note: October figures are preliminary and subject to change.

Quarterly financial results $ in millions Note: Financials metrics are excluding ChinaCo and including Israel in all time periods. Includes ventures revenue and expense; as of Q3’21 this includes Powered by We and WeWork Capital Advisors. See “Terms and Definitions” pages for definition of Adjusted EBITDA, which is a non-GAAP measure. See “GAAP to non-GAAP Adj. EBITDA reconciliation” page for reconciliation of Net Loss to Adjusted EBITDA.

Overall Business Definitions: Space-as-a-Service: WeWork’s existing flexible workspace business, including incremental growth for WeWork’s flexible workspace business. Includes revenues associated with asset-light management or franchise agreements with landlords where WeWork operates the space in exchange for a fee. Included in Membership and Services revenue in our consolidated financial statements. Access: On Demand pay-as-you-go or All Access monthly membership providing an individual with access to over 700 WeWork locations. Included in Membership and Services revenue in our consolidated financial statements WeWork Workplace: turnkey third-party flexible workspace management solution leveraging WeWork’s property and technology platform. SMB: organizations with less than 500 full-time equivalent employees Enterprise: organizations with greater than 500 full-time equivalent employees Operating KPIs: Locations: represents the estimated number of open locations. A location is considered open when it begins to generate revenue. Total Workstations: represents the estimated number of workstations available at open locations (may also be referred to as ‘Desks’ or ‘Physical Workstations’). Physical Memberships: are the number of WeWork physical memberships. Physical Occupancy: is the number of physical memberships divided by total workstations. Physical Occupancy Including Sold Memberships: physical memberships in addition to net memberships that have been sold and are contracted to move-in in a future period or move out within the next two months, divided by total workstations. Physical Enterprise Membership: represents physical memberships attributable to enterprise members. Enterprise membership percentage represents the percentage of our memberships attributable to these organizations. All Access & Other Legacy Memberships: includes All Access monthly subscription memberships and Other Legacy Memberships. Other Legacy Memberships provide user login access to the WeWork member network online or via the mobile app as well as access to service offerings, among other benefits. New Desk Sales: new members that have signed a contract for now or at a future move-in date and existing members who have signed a contract resulting in additional desk sales now or at a future date. Gross Desk Sales: include new desk sales and renewals. Renewals include all members previously on commitment who continue their membership on a commitment. Renewals do not include month-to-month members. Average Commitment Length: represents base contract terms, excluding the impact of any extension and / or termination options. The commitment lengths disclosed may include periods for which members have an option to terminate their commitments with a less than 10% penalty. Terms and definitions

Financial Metrics: Location Operating Expenses: include the day-to-day costs of operating an open location and exclude pre-opening costs, depreciation and amortization and general sales and marketing, which are separately recorded. Our most significant location operating expense is lease cost. Lease cost is recognized on a straight-line basis over the life of the lease term in accordance with GAAP. Other location operating expenses typically include utilities, ongoing repairs and maintenance, cleaning expenses, office expenses, security expenses, credit card processing fees and food and beverage costs. Location operating expenses also include personnel and related costs for the teams managing our community operations including member relations, new member sales and member retention and facilities management. Pre-Opening Expense: consist of expenses (including all lease costs, which also include non-cash GAAP straight-line lease cost) incurred before a location opens for member operations. Excludes depreciation and amortization expense and stock-based compensation expense. SG&A: consist of sales and marketing, general and administrative and sourcing, development and other expenses, and certain community support expenses that are necessary to operate our buildings but not directly tied to an individual building. Excludes depreciation and amortization expense, stock-based compensation expense, expense related to stock-based payments for services rendered by consultants, expense related to costs associated with mergers, acquisitions divestitures, and capital raising activities, legal, tax, and regulatory reserves or settlements, and legal expenses related to regulatory investigations and litigations arising from the 2019 withdrawn IPO. Adj. EBITDA: is a non-GAAP measure we define as net loss before income tax (benefit) provision, interest and other (income) expenses, net, depreciation and amortization expense, restructuring and other related cost, impairment /(gain on sale) of goodwill, intangibles and other assets, stock-based compensation expense, expense related to stock-based payments for services rendered by consultants, change in fair value of contingent consideration liabilities associated with acquisitions, legal, tax and regulatory reserves and settlements, legal costs incurred by the Company in connection with regulatory investigations and litigation, and expenses related to costs associated with mergers, acquisitions, divestitures and capital raising activities. Operating Cash Flow: cash flows provided by (used in) operating activities as presented on our consolidated statements of cash flows. Free Cash Flow: is defined as net cash flow provided by (used in) operating activities less purchases of property and equipment, each as presented in the Company's condensed consolidated statements of cash flows and calculated in accordance with GAAP. Terms and definitions (cont’d)

Market share methodology and sources

Market	% Market Stock Source as of Q3 2021	Market Leasing Activity in Q3 2021 Source
Boston	Total Boston commercial office square footage of 66m per Jones Lang LaSalle	Total Boston leasing activity of 1.4m square feet per Jones Lang LaSalle estimate
London	Total Central London commercial office square footage of 281m per Cushman and Wakefield	Total Central London office take-up of 2.8m square feet per Cushman and Wakefield Estimate
New York	Total Manhattan CBD commercial office square footage of 464m per Jones Lang LaSalle, published July 2021	Manhattan leasing activity of 5.3m square feet in Q3 2021 per Cushman & Wakefield
Paris	Total Paris CBD and La Defense commercial office square footage of 226m per Immostat	Paris CBD and La Defense estimated leasing activity of 2.3m square feet per Immostat
Miami	Total Miami area commercial office inventory of 41m square feet per Jones Lang LaSalle estimate	Total Miami leasing activity of 775k square feet per Jones Lang LaSalle estimate
San Francisco	Total San Francisco, Silicon Valley, and Oakland commercial office square footage of 198m per Jones Lang LaSalle estimate	Total San Francisco, Silicon Valley, and Oakland estimated leasing activity of 2.6m square feet per Jones Lang LaSalle estimate
Los Angeles	Total Los Angeles, Orange County, and San Diego commercial office stock of 367m square feet per Jones Lang LaSalle estimate	Total Los Angeles, Orange County, and San Diego estimated leasing activity of 4.9m square feet per Jones Lang LaSalle estimate

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GAAP to non-GAAP reconciliations $ in millions Adj. EBITDA

GAAP to non-GAAP reconciliations (cont’d) $ in millions